Exhibit 99.1
NEWS RELEASE

Southcross Energy 1717 Main Street, Suite 5200, Dallas, Texas 75201, 214-979-3720

Southcross Energy Partners, L.P. Announces Record Date and Meeting Date for Special Meeting for Proposed Merger with American Midstream Partners, LP
DALLAS, Texas, February 1, 2018 - Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross,” the “Partnership,” or “SXE”) today announced that it has established a record date of February 12, 2018 and a meeting date of March 27, 2018 for a special meeting of its unitholders. At the special meeting, which will be held at 10 a.m. central standard time at the Houston offices of Locke Lord LLP, JPMorgan Chase Tower, 600 Travis Street, Suite 2800, Houston, TX 77002, SXE unitholders will vote on the previously announced proposed merger (the “Merger”) of SXE and American Midstream Partners, LP (NYSE: AMID) (“AMID”), and related matters pursuant to the Agreement and Plan of Merger dated as of October 31, 2017 (the “Merger Agreement”), by and among SXE, AMID, its general partner, and a certain wholly owned subsidiary of AMID.
SXE unitholders of record at the close of business on February 12, 2018, will be entitled to receive notice of the special meeting and to vote at the special meeting. Subject to satisfaction of the remaining closing conditions, including receipt of SXE unitholder approval, the parties currently expect to complete the Merger in the second quarter of 2018.
About Southcross Energy Partners, L.P.

Southcross Energy Partners, L.P. is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services and NGL fractionation and transportation services. It also sources, purchases, transports and sells natural gas and NGL. Its assets are located in South Texas, Mississippi and Alabama and include two gas processing plants, one fractionation plant and approximately 3,100 miles of pipeline. The South Texas assets are located in or near the Eagle Ford shale region. Southcross is headquartered in Dallas, Texas. Visit www.southcrossenergy.com for more information.

Cautionary Statement Regarding Forward-Looking Statements
This news release and accompanying statements may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding our future financial position, results, business strategy, guidance, distribution growth and plans and objectives of management for future operations, are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would”, “potential,” and similar terms and phrases to identify forward-looking statements in this news release. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Additional risks include the following: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of AMID to successfully integrate SXE’s operations and employees and realize anticipated synergies and cost savings, actions by third parties, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and the ability to achieve revenue and other financial growth, and volatility in the price of oil, natural gas, and natural gas liquids and the credit market. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the Securities and Exchange Commission (“SEC”). Please see AMID and SXE’s “Risk Factors” and other disclosures included in the Registration Statement of AMID on Form S-4 (file no. 333-222501), their respective Annual Reports on Form 10-K for the year ended December 31, 2016 and Forms 10-Q for the quarter ended March 31, 2017, the quarter ended June 30, 2017 and the quarter ended September 30, 2017. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this news release. AMID and SXE undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this news release.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find it
This communication relates to a proposed business combination between AMID and SXE. In connection with the proposed transaction, AMID filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (file no. 333-222501) containing a preliminary proxy statement/prospectus of AMID and SXE. The Registration Statement has not yet become effective. After the Registration Statement is declared effective by the SEC, SXE and AMID will file with the SEC a definitive proxy statement/prospectus, and each of AMID and SXE will file other documents with respect to the proposed transaction and a definitive proxy statement/prospectus will be mailed to unitholders of SXE. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to unitholders of SXE. Investors and security holders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. In addition, copies of any documents filed with the SEC may be obtained free of charge from SXE’s internet website for investors at http://investors.southcrossenergy.com, and from AMID’s investor relations website at http://www.americanmidstream.com/investorrelations. Investors and security holders may also read and copy any reports, statements and other information filed by AMID and SXE with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participation in the Solicitation of Votes
AMID and SXE and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Southcross Energy’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017. Information regarding AMID’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Source: Southcross Holdings, LP
Southcross Holdings, LP
Mallory Biegler
Investor Relations
214-979-3720
investorrelations@southcrossenergy.com